UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2023

Golden Arrow Merger Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 E. 53rd Street, 13th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-2214

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	GAMCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GAMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GAMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 4, 2023, Golden Arrow Merger Corp., a Delaware corporation (“GAMC”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with Beam Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GAMC (“Merger Sub”) and Bolt Threads, Inc., a Delaware corporation (“Bolt Threads”).

Pursuant to the Business Combination Agreement, the parties will consummate a business combination transaction pursuant to which Merger Sub will merge with and into Bolt Threads, with Bolt Threads surviving the merger as a wholly-owned subsidiary of GAMC (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions” and the closing of the Transactions, the “Closing”). In connection with the Closing, GAMC will be renamed “Bolt Projects Holdings, Inc.” and is referred to herein as “New GAMC” as of the time following such change of name.

The proposed Merger is expected to be consummated after receipt of the required approvals by the stockholders of GAMC and Bolt Threads and the satisfaction or waiver of certain other customary conditions, as summarized below.

Business Combination Agreement

Consideration

The aggregate equity consideration to be paid to Bolt Threads’ stockholders and optionholders in the Transactions will be equal to the quotient of (i) $250,000,000 (the “Equity Value”) divided by (ii) $10.00. Immediately prior to the Closing, (i) all of the outstanding principal and accrued interest under the Company Convertible Notes (as defined in the Business Combination Agreement) will be converted into shares of Bolt Threads common stock and (ii) all of the shares of Bolt Threads preferred stock will be converted into shares of Bolt Threads common stock.

At the Closing, each share of common stock of Bolt Threads that is issued and outstanding immediately prior to the effective time of the Merger and following the conversion of the Convertible Notes and the preferred stock (other than Dissenting Shares, Treasury Shares and shares of Bolt Threads capital stock subject to Company Share Awards, each as defined in the Business Combination Agreement) will be cancelled and converted into the right to receive a number of shares of New GAMC common stock equal to an exchange ratio determined by dividing the number of shares of common stock of New GAMC, par value $0.0001 per share (“New GAMC common stock”), constituting the Transaction Consideration by the Aggregate Fully Diluted Company Common Stock (as defined in the Business Combination Agreement) (the “Exchange Ratio”).

At the Closing, each option to purchase Bolt Threads common stock, whether or not exercisable and whether or not vested, will automatically be converted into an option to purchase a number of shares of New GAMC common stock in the manner set forth in the Business Combination Agreement.

At the Closing, each award of restricted stock units relating to a share of Bolt Threads common stock granted under Bolt Threads’ existing equity plans will automatically be converted into an award of restricted stock units covering the number of shares of New GAMC common stock in the manner set forth in the Business Combination Agreement.

At the Closing, unless otherwise exercised into Bolt Threads capital stock prior to the effective time of the Merger, each warrant to purchase Bolt Threads preferred stock issued and outstanding immediately prior to the Closing will, by virtue of the Merger and upon the terms and subject to the conditions set forth in the Business Combination Agreement, be assumed by GAMC, and will automatically be converted into a warrant to purchase shares of New GAMC common stock in the manner set forth in the Business Combination Agreement.

At the Closing, each share of GAMC Class B common stock that is issued and outstanding immediately prior to the effective time of the Merger will automatically be converted into and exchanged for a number of validly issued, fully paid and nonassessable shares of GAMC Class A common stock equal to the Class B Conversion Ratio (as defined in the Business Combination Agreement), and each share of GAMC Class A common stock will be reclassified into a share of New GAMC common stock.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties, which will terminate and be of no further force and effect as of the Closing.

Covenants

The Business Combination Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) certain limitations on the operation of the parties’ respective businesses prior to consummation of the Transactions, (ii) the parties’ efforts to satisfy conditions to consummation of the Transactions, including by obtaining necessary approvals from governmental agencies, (iii) prohibitions on the parties soliciting alternative transactions, (iv) the parties preparing and GAMC filing a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) and taking certain other actions to obtain the requisite approval of GAMC’s stockholders to vote in favor of certain matters (the “GAMC Stockholder Matters”), including the adoption and approval of the Business Combination Agreement and the Transactions, at a special meeting to be called therefor (the “GAMC Stockholders’ Meeting”), (v) Bolt Threads taking certain actions to obtain the requisite approval of Bolt Threads’ stockholders to vote in favor of the adoption and approval of the Business Combination Agreement and the Transactions and (vi) the protection of, and access to, confidential information of the parties.

Conditions to Closing

The consummation of the Transactions is subject to customary closing conditions, including, among others: (i) approval by GAMC’s and Bolt Threads’ respective stockholders, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) no law, regulation, judgment, decree, executive order or award enjoining or prohibiting the consummation of the Merger, (iv) receipt of approval for listing on The Nasdaq Stock Market LLC (or such other national securities exchange mutually acceptable to GAMC and Bolt Threads) of the shares of New GAMC common stock to be issued in connection with the Transactions, (v) the effectiveness of the registration statement on Form S-4 and (vi) the accuracy of the parties’ respective representations and warranties (subject to specified materiality thresholds) and the material performance of the parties’ respective covenants and other obligations.

Termination

The Business Combination Agreement may be terminated at any time prior to the effective time of the Merger: (i) by mutual written consent of GAMC and Bolt Threads; (ii) by either GAMC or Bolt Threads (a) if the effective time of the Merger has not occurred on or before July 4, 2024, (b) if a governmental entity has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling that is final and nonappealable and has the effect of making the consummation of the Transactions, including the Merger, illegal or otherwise preventing or prohibiting consummation of the Transactions, including the Merger, (c)(1) if, at the GAMC Stockholders’ Meeting, approval of the GAMC Stockholder Matters is not obtained by reason of failure to obtain the requisite vote for approval or (2) if Bolt Threads does not deliver approval of the Transactions by the requisite holders of its capital stock within five business days after the registration statement on Form S-4 is deemed effective by the SEC or (d) in the event of certain uncured breaches by the other party; or (iii) by Bolt Threads, by written notice to GAMC, (i) following a modification in recommendation by the board of directors of GAMC to the stockholders of GAMC in connection with the approval of the GAMC Stockholder Matters at the GAMC Stockholders’ Meeting in or (2) if GAMC cannot effect an extension of the date by which it must consummate its initial business combination and, as a result, GAMC must liquidate.

Related Agreements

Registration Rights and Lock-up Agreement

The Business Combination Agreement provides that, in connection with the Closing, New GAMC, certain stockholders of Bolt Threads, Golden Arrow Sponsor, LLC, a Delaware limited liability company and GAMC’s sponsor (“Sponsor”) and certain stockholders of GAMC will enter into an amended and restated registration rights and lock-up agreement (the “Registration Rights and Lock-up Agreement”), pursuant to which New GAMC will agree to register for resale certain shares of New GAMC common stock and other equity securities that are held by the parties thereto from time to time.

Additionally, pursuant to the Registration Rights and Lock-up Agreement, certain Bolt Threads stockholders and the Sponsor will be subject to certain restrictions on transfer with respect to the shares of New GAMC common stock issued as part of the transaction consideration and certain shares of New GAMC common stock held by the Sponsor and certain stockholders of GAMC (the “Lock-Up Shares”). Such restrictions begin at Closing and end on the date that is 180 days after the Closing, subject to certain exceptions, including that the Sponsor will be permitted to sell up to $2,875,000 of New GAMC common stock during such period to cover any excise tax liability of GAMC for 2023 under Section 4501 of the Internal Revenue Code arising from redemptions of shares of GAMC Class A common stock by GAMC’s stockholders.

PIPE Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, certain investors (the “PIPE Investors”), including the Sponsor, entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to purchase in a private placement up to 2,734,433 shares of GAMC Class A common stock (the “PIPE Shares”) at a purchase price of $10.00 per share and an aggregate purchase price of up to $27,344,330 (the “PIPE Investment”). The purchase of the PIPE Shares is conditioned upon, among other things, the consummation of the Transactions and will be consummated immediately prior to or substantially concurrently with the Closing. The shares of GAMC Class A common stock to be issued pursuant to the PIPE Subscription Agreements have not been registered under the Securities Act, and will be issued in reliance on the availability of an exemption from such registration.

Pursuant to the PIPE Subscription Agreement executed by the Sponsor, the Sponsor has agreed to purchase 800,000 shares of GAMC Class A common stock at a purchase price of $10.00 per share for an aggregate purchase price of $8,000,000. However, the number of subscribed shares to be purchased thereunder by the Sponsor will be reduced by the number of shares of GAMC Class A common stock that have not been elected for redemption as of the expiration of the redemption period related to the Closing and that are held by certain individuals mutually agreed upon by GAMC and Bolt Threads at any time from the date of the execution of the agreement up to immediately prior to the expiration of such redemption period.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, GAMC entered into a sponsor support agreement (the “Sponsor Support Agreement”) with the Sponsor and Bolt Threads. Pursuant to the Sponsor Support Agreement, the Sponsor has, among other things, agreed to vote all of its shares of GAMC capital stock in favor of the approval of the Transactions. In addition, the Sponsor has agreed that 1,437,500 shares of New GAMC common stock issued in connection with the IPO (the “Sponsor Shares”) will be unvested and subject to forfeiture as of the Closing and will only vest if, during the five year period following the Closing, (i) the volume weighted average price of New GAMC common stock equals or exceeds $12.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty trading days within a period of thirty consecutive trading days or (ii) there is a change of control of GAMC. Any Sponsor Shares that remain unvested after the fifth anniversary of the Closing will be forfeited. The Sponsor Support Agreement will terminate upon the earliest of (i) the effective time of the Merger, (ii) the termination of the Business Combination Agreement if the Closing does not occur, and (iii) the written agreement of the parties terminating the Sponsor Support Agreement.

Stockholder Support Agreement

In connection with the execution of the Business Combination Agreement, GAMC entered into a support agreement (the “Stockholder Support Agreement”) with Bolt Threads and certain stockholders of Bolt Threads pursuant to which such stockholders have, among other things, agreed to vote to adopt and approve, upon the registration statement on Form S-4 being declared effective, the Business Combination Agreement and all other documents and transactions contemplated thereby and to subject their shares to certain transfer restrictions. The Stockholder Support Agreement will terminate upon the earliest of (i) the effective time of the Merger, (ii) the termination of the Business Combination Agreement if the Closing does not occur, and (iii) the written agreement of the parties terminating the Stockholder Support Agreement.

The foregoing descriptions of the Business Combination Agreement, Registration Rights and Lock-Up Agreement, PIPE Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, and the transactions contemplated thereunder are not complete and are qualified in their entirety by reference to the respective agreements, copies of which (or the forms of which, in the case of the Registration Rights and Lock-Up Agreement and PIPE Subscription Agreement) are respectively filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, and each of which is incorporated herein by reference. The aforementioned agreements and the foregoing descriptions thereof have been included to provide investors and stockholders with information regarding the terms of such agreements. They are not intended to provide any other factual information about the parties to the respective agreements. The respective representations, warranties and covenants contained in such agreements were made only as of specified dates for the purposes of each such agreement, were solely for the benefit of the parties to each such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the respective representations, warranties and covenants contained in each such agreement and discussed in the respective foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and, with respect to the Business Combination Agreement, are also qualified in important part by confidential disclosure schedules delivered by the parties to each other in connection with the Business Combination Agreement. Investors and stockholders are not third-party beneficiaries under the Business Combination Agreement or other foregoing agreements except as expressly contemplated therein. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Business Combination Agreement and each such other agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The shares of GAMC Class A common stock to be issued in connection with the PIPE Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On October 4, 2023, GAMC and Bolt Threads issued a press release announcing the Transactions. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated October 2023 that will be used by GAMC in meetings with certain of its stockholders as well as other persons with respect to the proposed Transactions, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of GAMC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of October 4, 2023, by and among Golden Arrow Merger Corp., Beam Merger Sub, Inc. and Bolt Threads, Inc.

10.1	Form of Amended and Restated Registration Rights and Lock-Up Agreement.

10.2	Form of PIPE Subscription Agreement.

10.3	Sponsor Support Agreement, dated as of October 4, 2023, by and among Golden Arrow Sponsor, LLC, Golden Arrow Merger Corp. and Bolt Threads, Inc.

10.4	Stockholder Support Agreement, dated as of October 4, 2023, by and among Golden Arrow Merger Corp., Bolt Threads, Inc. and certain other stockholder parties thereto.

99.1	Joint Press Release of Golden Arrow Merger Corp. and Bolt Threads, Inc., dated October 4, 2023.

99.2	Investor Presentation of Golden Arrow Merger Corp., dated October 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

Additional Information and Where to Find It

In connection with the Transactions, GAMC intends to file with the SEC a registration statement on Form S-4, which will include a preliminary proxy statement/prospectus of GAMC in connection with the Transactions and related matters. After the registration statement on Form S-4 is declared effective, GAMC will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This communication does not contain any information that should be considered by GAMC’s stockholders concerning the transaction and is not intended to constitute the basis of any voting or investment decision in respect of the transaction or the securities of GAMC. GAMC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and definitive proxy statement/prospectus in connection with GAMC’s solicitation of proxies for its stockholders’ meeting to be held to approve the Transactions and related matters because the proxy statement/prospectus will contain important information about GAMC and Bolt Threads and the Transactions.

The definitive proxy statement/prospectus will be mailed to stockholders of GAMC as of a record date to be established for voting on the Transactions and related matters. Stockholders may obtain copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by GAMC, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Golden Arrow Merger Corp., at https://www.goldenarrowspac.com or a written request to: Golden Arrow Merger Corp., 10 E. 53rd Street, 13th Floor, New York, NY 10022, Attention: Investor Relations.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions, neither is it intended to nor does it constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in the Solicitation

GAMC, Bolt Threads, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from GAMC’s stockholders in connection with the Transactions. Information about the directors and executive officers of GAMC is set forth in GAMC’s Annual Report on Form 10-K filed with the SEC on March 31, 2023. Additional information regarding the participants in the proxy solicitation and the interests of those persons may be obtained by reading the proxy statement/prospectus regarding the Transactions when it becomes available. When available, you may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between GAMC and Bolt Threads. All statements other than statements of historical facts contained in this communication, including statements regarding Bolt Threads’ or the combined company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements include, without limitation, Bolt Threads’ or GAMC’s expectations concerning the outlook for their or the combined company’s business, productivity, plans, and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets, and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the combined company. Forward-looking statements also include statements regarding the expected benefits of the proposed transaction between Bolt Threads and GAMC.

Forward-looking statements involve a number of risks, uncertainties, and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of definitive agreements with respect to the business combination; (ii) the outcome of any legal proceedings that may be instituted against GAMC, Bolt Threads, the combined company, or others following the announcement of the business combination and any definitive agreements with respect thereto; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of GAMC; (iv) the inability of Bolt Threads to satisfy other conditions to closing; (v) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (vi) the ability to meet stock exchange listing standards following the consummation of the business combination; (vii) the risk that the business combination disrupts current plans and operations of Bolt Threads as a result of the announcement and consummation of the business combination; (viii) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, and the costs related to the business combination; (ix) changes in applicable laws or regulations; (x) the possibility that Bolt Threads or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xi) Bolt Threads’ estimates of expenses and profitability; (xii) the evolution of the markets in which Bolt Threads competes; (xii) the ability of Bolt Threads to implement its strategic initiatives and continue to innovate its existing products; (xiii) the ability of Bolt Threads to defend its intellectual property; (xiv) the ability of Bolt Threads to satisfy regulatory requirements; (xv) the risk that the combined company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvi) the risk that the combined company experiences difficulties in managing its growth and expanding operations; (xvii) actual or potential conflicts of interest of GAMC’s management with its public stockholders; (xviii) the risk that the business combination may not be completed by GAMC’s initial business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by GAMC; and (xix) other risks and uncertainties set forth in the documents filed or to be filed with the SEC by GAMC.

Bolt Threads and GAMC caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date they are made. Neither Bolt Threads nor GAMC undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as otherwise required by law. In the event that any forward-looking statement is updated, no inference should be made that Bolt Threads or GAMC will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed transaction, in GAMC’s public filings with the SEC or, upon and following the consummation of the proposed transaction, in the combined company’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Arrow Merger Corp.

Date: October 4, 2023	By:	/s/ Timothy Babich
	Name:	Timothy Babich
	Title:	Chief Executive Officer